Exhibit 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF GEORGIA
ATLANTA DIVISION

In re:	Chapter 11

ALLIED HOLDINGS, INC.,	Case No. 05-12515

Debtor.	Judge Mullins
DEBTOR’S MONTHLY OPERATING REPORT FOR THE PERIOD
MARCH 1, 2007 TO MARCH 31, 2007
     The above-named debtor (the “Debtor”) hereby files the attached Monthly Operating Report containing its Periodic Financial Reports prepared in accordance with the Guidelines established by the United States Trustee and Federal Rule of Bankruptcy Procedure 2015. The Periodic Financial Reports have been prepared from files, records and documents of the Debtor available at the time of preparation and is accurate as set forth and represented in those files, records and documents. The attorneys for the Debtor have not reviewed the Debtor’s business records upon which these Periodic Financial Reports are based and make no representation concerning the accuracy of the financial information provided herein.
     This 17th day of May, 2007.

/s/ Thomas R. Walker
Ezra H. Cohen (GA State Bar No. 173800)
Jeffrey W. Kelley (GA State Bar No. 412296)
Harris B. Winsberg (GA State Bar No. 770892)
Debtor’s Address:	Thomas R. Walker (GA State Bar No. 732855)

160 Clairemont Avenue	TROUTMAN SANDERS LLP
Decatur, GA 30030-2557	Bank of America Plaza
600 Peachtree Street, N.E. — Suite 5200
Atlanta, Georgia 30308-2216
Telephone No.: (404) 885-3000
Facsimile No.: (404) 885-3900

ATTORNEYS FOR THE DEBTOR

Allied Holdings, Inc.
Case No. 05-12515
Monthly Operating Report
For the Period from March 1, 2007 to March 31, 2007
Table of Contents

1.	Notes to Monthly Operating Report (Including Cash Disbursements)

2.	Consolidated Balance Sheet — Allied Holdings, Inc. and its Debtor Subsidiaries (Unaudited)

3.	Consolidated Statement of Operations — Allied Holdings, Inc. and its Debtor Subsidiaries (Unaudited)

4.	Notes to Financial Statements

5.	Attachment 1 — Accounts Receivable Rollforward and Accounts Receivable Aging *

6.	Attachment 2 — Accounts Payable Aging — Summary (Postpetition Only) and Payments to Secured Creditors

7.	Attachment 3 — Fixed Asset Report

8.	Attachment 6 — Certificate of Compliance with Tax Filing Requirements

9.	Attachment 7 — Confirmation of Insurance

10.	Attachment 8 — Significant Developments

11.	Bank Account Balances

*	Not applicable for current Monthly Operating Report

1.	Notes to Monthly Operating Report (Including Cash Disbursements)

ALLIED HOLDINGS, INC.
Case No. 05-12515
NOTES TO MONTHLY OPERATING REPORT
DEBTOR’S MONTHLY FINANCIAL REPORTS (BUSINESS)
Reporting Period March 1, 2007 to March 31, 2007

TOTAL CASH DISBURSEMENTS DURING THE REPORTING PERIOD:	$6,491,125

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This 15th day of May 2007

/s/ Thomas H. King
Thomas H. King
Chief Financial Officer
Allied Holdings, Inc.

2.	Consolidated Balance Sheet — Allied Holdings, Inc. and its Debtor Subsidiaries (Unaudited)

ALLIED HOLDINGS, INC. AND ITS DEBTOR SUBSIDIARIES
(DEBTOR-IN-POSSESSION AS OF JULY 31, 2005)
CONSOLIDATED BALANCE SHEET
(In thousands)
(Unaudited)

	March 31,	February 28	January 31,	December 31,
	2007	2007	2007	2006
		(Revised)	(Revised)	(Revised)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$26,278	$2,180	$4,628	$189
Receivables, net of allowances	46,978	45,039	37,285	50,019
Related party receivables	19,807	20,238	17,362	16,953
Inventories	4,767	4,592	4,711	4,916
Deferred income taxes	1,907	1,907	1,907	1,907
Prepayments and other current assets	20,484	21,413	20,860	21,615

Total current assets	120,221	95,369	86,753	95,599

PROPERTY AND EQUIPMENT, NET	128,933	123,282	123,089	125,236

GOODWILL, NET	3,545	3,545	3,545	3,545

OTHER NONCURRENT ASSETS	32,883	24,766	24,548	24,402

INVESTMENT IN RELATED PARTIES	19,990	19,559	19,058	18,931

Total assets	$305,572	$266,521	$256,993	$267,713

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES NOT SUBJECT TO COMPROMISE:
Borrowings under Canadian revolving credit facility	$372	$1,215	$448	$0
Debtor-in-possession credit facility	205,000	170,056	160,685	161,357
Accounts and notes payable	29,304	21,420	22,032	26,300
Deferred income taxes	—	—	—	—
Accrued liabilities	54,004	53,068	49,334	49,488

Total current liabilities	288,680	245,759	232,499	$237,145

LONG-TERM LIABILITIES NOT SUBJECT TO COMPROMISE:
Postretirement benefits other than pensions	14,221	14,213	14,201	14,227
Deferred income taxes	1,926	1,926	1,926	1,926
Other long-term liabilities	17,286	19,299	18,869	17,939

Total long-term liabilities	33,433	35,438	34,996	34,092

LIABILITIES SUBJECT TO COMPROMISE	198,965	198,945	198,888	198,916

STOCKHOLDERS’ DEFICIT	(215,506)	(213,621)	(209,390)	(202,440)

Total liabilities and stockholders’ deficit	$305,572	$266,521	$256,993	$267,713

3.	Consolidated Statement of Operations — Allied Holdings, Inc. and its Debtor Subsidiaries (Unaudited)

ALLIED HOLDINGS, INC. AND ITS DEBTOR SUBSIDIARIES
(DEBTOR-IN-POSSESSION AS OF JULY 31, 2005)
CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands)
(Unaudited)

	For the Month Ended
	March 31,2007	December 31, 2006
		(Revised)
REVENUES	$75,669	$65,095

OPERATING EXPENSES:
Salaries, wages and fringe benefits	37,028	31,223
Operating supplies and expenses	15,921	13,169
Purchased transportation	8,716	7,931
Insurance and claims	3,570	3,192
Operating taxes and licenses	2,335	1,798
Depreciation and amortization	2,771	2,830
Rents	695	618
Communications and utilities	724	510
Other operating expenses	1,001	450
Loss on disposal of operating assets, net	—	(3,056)

Total operating expenses	72,761	58,665

Operating income (loss)	2,908	6,430

OTHER INCOME (EXPENSE):
Interest expense	(3,636)	(1,615)
Investment income	4	74
Foreign exchange gains (losses), net	227	(1,310)
Equity in earnings (losses) of subsidiaries	428	(6,715)

	(2,977)	(9,566)

LOSS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(69)	(3,136)

REORGANIZATION ITEMS	(1,897)	(726)

LOSS BEFORE INCOME TAXES	(1,966)	(3,862)

INCOME TAX BENEFIT	—	242

NET LOSS	($1,966)	(3,620)

4.	Notes to Financial Statements

Allied Holdings, Inc. and Its Debtor Subsidiaries
(Debtor-in-possession as of July 31, 2005)
Notes to Financial Statements
1. Basis of Presentation
The accompanying unaudited consolidated balance sheet and consolidated statement of operations of Allied Holdings, Inc. and its debtor subsidiaries have been prepared on the basis of the Company’s internal reporting practices using the accounting policies of the Company, for the sole purpose of complying with U.S. Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. Allied cautions investors and others not to place undue reliance on the information included in these financials statements. These financial statements should not be used as a basis for making an investment decision regarding Allied’s securities. The financial statements contain financial information that has not been audited or reviewed by an independent registered public accounting firm and will be subject to future reconciliation and adjustments. The financial statements do not include the financial position or results of operations of Allied’s subsidiaries that have not filed for bankruptcy protection, and certain intercompany transactions that are included in these financial statements will be eliminated in the Company’s consolidated financials statements included with its reports filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Furthermore, the statements do not include all of the information and notes required by generally accepted accounting principles (“GAAP”) for complete financial statements and contain information for periods that are shorter or otherwise different from those contained in Allied’s Exchange Act reports. These statements are preliminary and may change as a result of year-end adjustments or other adjustments required under GAAP. Such adjustments could have a material impact on the financial statements. Investors are cautioned to refer to Allied’s Exchange Act filings, including its Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006.
2. Liabilities Subject to Compromise
Liabilities subject to compromise is comprised of the following:

	3/31/2007	2/28/2007	1/31/2007	12/31/2006
Accounts payable	$24,939	$24,913	$24,832	$24,860
Senior notes payable	150,000	150,000	150,000	150,000
Accrued interest on senior notes	4,313	4,313	4,313	4,313
Multiemployer pension plan withdrawal liability	15,847	15,847	15,847	15,847
Accrued claims and insurance reserves	2,970	2,976	3,000	3,000
Other accrued liabilities	896	896	896	896

	$198,965	$198,945	$198,888	$198,916

The Bankruptcy Court established the bar date for creditors to submit claims as February 17, 2006. A number of proofs of claim have been filed against the Debtors by various creditors and security holders. The Debtors are in the process of reviewing these proofs of claim to determine if any amounts in excess of the amounts recorded as liabilities subject to compromise meet the criteria to be recorded as a liability under GAAP.
3. Reorganization Items
Reorganization items include the following:

	For the Month Ended
	3/31/2007	12/31/2006
Professional fees	$1,750	689
Employee retention plan	120	(44)
Other	27	81

	$1,897	$726

4. Revised Financial Statements
The financial statements for December 31, 2006 have been revised to include year-end adjustments resulting from additional information that became available subsequent to the filing of the February monthly operating reports. The primary adjustment relates to adjustments to reserves for insurance claims per estimates based on the report of the company’s actuary. This adjustment is reflected on the financial statements of a nondebtor subsidiary and is reflected in the Debtors statement of operations as part of equity in earnings (losses) of subsidiaries. The January and February balance sheets have been revised to reflect these adjustments. There was no effect of these adjustments on the January and February statements of operations. The Company has not filed its 2006 Annual Report on Form 10-K, and the audit by the independent registered public accounting firm is ongoing. Additional adjustments to the December financial statements could result.

5.	Attachment 1 — Accounts Receivable Rollforward and Accounts Receivable Aging*

6.	Attachment 2 — Accounts Payable Aging — Summary (Postpetition Only) and Payments to Secured Creditors

ALLIED HOLDINGS, INC.
CASE NO. 05-12515
ATTACHMENT 2
ACCOUNTS PAYABLE AGINGS — SUMMARY (POST PETITION ONLY) AND
PAYMENTS TO SECURED CREDITORS
REPORTING PERIOD MARCH 1 TO MARCH 31, 2007
ACCOUNTS PAYABLE AGINGS — SUMMARY (POST PETITION ONLY)

Accounts Payable Aging (Postpetition Only)	Amount
0 to 30 Days	$714,201.78
31 to 60 Days	232,085.58
61 to 90 Days	124,929.72
Over 90 Days	367,983.88

TOTAL ACCOUNTS PAYABLE FOR THIS REPORTING PERIOD:	$1,439,200.96

PAYMENTS TO SECURED CREDITORS:
The Debtor is not delinquent on any postpetition payments for any secured lease arrangements as of the date of this Report. The Debtor has made no other payments to secured creditors during this reporting period except as otherwise permitted pursuant the authority provided by the Final Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Granting Liens and Super-Priority Claims, (iii) Granting Adequate Protection to Prepetition Agents and Prepetition Secured Lenders, and (iv) Authorizing Use of Cash Collateral, Prohibiting Setoffs, and Providing Adequate Protection to the Bank of Nova Scotia entered by the Court on August 24, 2005 at Docket No. 210 in Case No. 05-12515.
As permitted by that Order, on August 1, 2005, the Debtor entered into a financing agreement (the “Original DIP Facility”) with GE Commercial Finance, Morgan Stanley Senior Funding, Inc. and Marathon Asset Management. On March 30, 2007, the Debtor entered into a new financing arrangement (the “New DIP Facility”) arranged by an affiliate of Goldman Sachs & Co., which provides financing of up to $315 million. The New DIP Facility replaced the Original DIP Facility and subject to satisfaction of certain conditions, including confirmation of the Disclosure Statement for the Joint Plan of Reorganization, the New DIP Facility may be converted to a senior secured facility upon the Debtor’s emergence from Chapter 11. The Debtor has made payments related to theses financing agreements based on criteria set forth in the agreements.

7.	Attachment 3 — Fixed Asset Report

ATTACHMENT 3
MONTHLY FIXED ASSET REPORT (AMOUNTS IN USD)
Reporting Period: March 1, 2007 to March 31, 2007

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE 7/31/05:	$153,877,618

			FAIR MARKET
Co #	COMPANY NAME	CASE #	VALUE 07/31/05
90	Allied Holdings, Inc.	05-12515	4,050,656
51	Allied Automotive Group, Inc.	05-12516	58,791
04	Allied Systems, Ltd.	05-12517	111,310,094
20	Allied Systems (Canada) Company	05-12518	36,075,078
82	QAT, Inc.	05-12519	660,755
85	Transport Support LLC	05-12521	16,590
52	Axis Group, Inc.	05-12526	729,702
61	CT Services, Inc.	05-12532	584,088
62	Cordin Transport LLC	05-12533	102,403
77	Terminal Services, LLC	05-12534	91,985
59	Axis Canada Company	05-12535	197,476

	TOTAL		153,877,618

     FIXED ASSET RECONCILIATION:

			NBV	EXCHANGE	DEPRECIATION			RETIREMENTS OR	NBV
Co #	COMPANY NAME	CASE #	02/28/07	VARIANCE	EXPENSE	ADDITIONS	ADJUSTMENTS	SALES	3/31/2007
90	Allied Holdings, Inc.	05-12515	3,052,154		(64,831)	91,435			3,078,758
51	Allied Automotive Group, Inc.	05-12516	56,665		(2,021)				54,644
04	Allied Systems, Ltd.	05-12517	88,649,956		(2,040,127)	5,534,330		(29,600)	92,114,559
20	Allied Systems (Canada) Company	05-12518	30,515,383	137,783	(613,443)	2,610,201			32,649,924
82	QAT, Inc.	05-12519	149,697		(5,162)	63,942			208,477
85	Transport Support LLC	05-12521	526		0				526
52	Axis Group, Inc.	05-12526	92,020		(18,250)				73,770
61	CT Services, Inc.	05-12532	517,178		(19,843)				497,335
62	Cordin Transport LLC	05-12533	54,555		(1,699)				52,856
77	Terminal Services, LLC	05-12534	54,504		(1,180)				53,324
59	Axis Canada Company	05-12535	139,981	615	(4,198)	12,550			148,948

	TOTAL		123,282,619	138,398	(2,770,754)	8,312,458	0	(29,600)	128,933,121

     Brief Description of Fixed Assets Purchased/Disposed of During Reporting Period:
Additions are primarily costs incurred in the remanucture program for our fleet of Rigs and related equipment. All disposals were in the ordinary course of business.

8. Attachment 6 — Certificate of Compliance with Tax Filing Requirements

ALLIED HOLDINGS, INC. et al
Consolidated for administration under Cases Nos.: 05-12515, 05-12516, 05-12517,
05-12518, 05-12519,05-12520, 05-12521, 05-12522, 05-12523, 05-12524, 05-12525,
05-12526, 05-12528, 05-12529, 05-12530, 05-12531, 05-12532, 05-12533,
05-12534, 05-12535, 05-12536 and 05-12537
ATTACHMENT 6
Certificate of Compliance with Tax Filing Requirements
Reporting Period March 1, 2007 to March 31, 2007
RE: Allied Holdings, Inc. et al
In lieu of filing a statement indicating the status of postpetition taxes and copies of the files/paid tax documentation, I hereby certify as Chief Financial Officer for Allied Holdings, Inc., that to the best of my knowledge and belief, we are in compliance with the filing requirements for State and Federal Payroll Tax Returns, State and Federal Income Tax Returns, Sales and Use Tax Returns for the periods covered by the operating report for which such returns are due.

Sincerely,

May 15, 2007
/s/ Thomas H. King Thomas H. King
Chief Financial Officer

9. Attachment 7 — Confirmation of Insurance

Policy Summary
Allied Holdings, Inc. and Subsidiaries
As of March 31,2007

Policy
Coverage	Effective Date	Expiration Date	Insurer	Number	Summary
Property Including Motor Truck Cargo and Automobile Physical Damage	6/1/2006	6/1/2007	Continental Casualty	RMP210723589	$35,000,000 Loss Limit applicable to Fixed Real and Personal Property, Business Income and Extra Expense subject to Sublimits listed below

				Sublimit	160 Clairemont Avenue, Decatur, GA $20,100,000 Real and Personal Property $1,000,000 Business Interruption $8,000,000 Extra Expense

				Sublimit	All Other Scheduled Locations

$25,000 Business Income $25,000 Extra Expense

				Sublimit	Owned Motor Vehicles and Non-Owned Motor Vehicles While Located in the terminals $10,000,000 Per Occurrence Loss Limit

				Sublimit	Non-Owned Motor Vehicles In or On any one Conveyance $1,000,000 Per Occurrence

				Peril	All risk of Direct Physical Damage

				Sublimit	Locations in 100- Year Flood Plain

$1,000,000 Annual Aggregate subject to $5,000,000 Policy Aggregate

				Peril	Earth Movement $5,000,000 Annual Aggregate at all Locations Subject to Sublimits Indicated Below

1 of 10

Policy Summary
Allied Holdings, Inc. and Subsidiaries
As of March 31, 2007

Effective
Coverage	Date	Expiration Date	Insurer	Policy Number	Summary
				Sublimit	California, Hawai, Puerto Rico locations $1,000,000 Annual Aggregate subject to $5,000,000 Policy Aggregate

				Sublimit	Critical New Madrid Areas and Critical Pacific Northwest $1,000,000 Annual Aggregate subject to $5,000,000 Policy Aggregate

				Notable Additional Coverages	Ordinance or Law, Demolition Cost and Increased cost of Construction $1,000,000 Accounts Receivable $100,000 Boiler and Machinery $10,000,000

				DEDUCTIBLES	All deductibles are per occurrence except as noted below or in the Policy form

All Coverages & Perils $10,000 except as noted below

Deductible Exceptions	Owned and Non Owned Motor Vehicles $250,000

Transit $25,000 other than Owned and Non Owned Motor Vehicles

Flood       $100,000 except

Flood       100 Year Flood Plains
$500,000 Real Property
$500,000 Personal Property
$100,000 Time Element
Applicable Per Occurrence and per Location

Flood 500 Year Flood Plains $250,000 deductible

2 of 10

Policy Summary
Allied Holdings, Inc. and Subsidiaries
As of March 31, 2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
				Deductible Exceptions	Earth Movement $100,000 EXCEPT:

Earth Movement CA, AK, HI, Puerto Rico, New Madrid A,B and C, In Pacific Northwest
5% of value or $250,000 whichever is greater
Applicable Per Occurrence and per Location and apply separately to Time Element

Wind FL, HI, and CNA first tier areas and all locations within 50 miles of the Atlantic or Gulf coasts in al, GA, LA, MS, NC, SC, TX or VA 2% of Value or $250,000 whichever is greater Applicable Per Occurrence and per Location and apply separately to Time Element
Wind in Florida Counties of Dade, Broward, Palm Beach, Pinellas, Hillsboro and Monroe
5% of Values or $250,000 whichever is greater

				Valuation	Replacement or Repair subject to policy form Owned and Non-owned vehicles on an Actual Cash Value

Business Interruption, Business Income and Extra Expense Actual Loss Sustained

				Exclusions and Conditions	Per Policy Form

3 of 10

Policy Summary
Allied Holdings, Inc. and Subsidiaries
As of March 31, 2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Excess Property(Flood)	6/1/2006	6/1/2007	Arch Specialty Insurance Company	ESP001604400	Excess Flood — Physical Damage on Rigs(Tractors and Trailers) while parked at the scheduled terminals

					$3,500,000 Annual Aggregate excess of $1,000,000 Annual Aggregate and Excess of Underlying Deductible

				Deductible	Underlying Primary Policy plus the Primary Deductible

				Valuation	Actual Cash Value

					No coinsurance

				Exclusions and Conditions	Per Policy Form

Excess Property (Flood)	7/1/2006	7/1/2007	Lloyds and London Markets	2561497	Excess Flood — Louisville, KY and Ridgefield, NJ

Flood	11/19/2006	11/19/2007	Hartford Fire Insurance Co	99012295402006	3300 Almonaster Ave, New Orleans, LA Maintenance $191,400 Building $157,500 Contents $5,000 Deductible each

Flood	11/27/2006	11/27/2007	Hartford Fire Insurance Co	99012295412006	3300 Almonaster Ave, New Orleans, LA Office $60,500 Building $27,600 Contents $5,000 Deductible each

Flood	11/27/2006	11/27/2007	Hartford Fire Insurance Co	99012295472006	6709 Grade Ln, Louisville, KY $500,000 Building $262,500 Contents $5,000 Deductible each

Flood	11/27/2006	11/27/2007	Hartford Fire Insurance Co	99012295452006	6209 Specter St., Meridian, MS $240,000 Building $125,000 Contents $5,000 Deductible each

Flood	11/27/2006	11/27/2007	Hartford Fire Insurance Co	99012940822006	300 Sico Rd, Wilmington, DE $48,000 Building $35,000 Contents $5,000 Deductible each

Flood	11/27/2006	11/27/2007	Hartford Fire Insurance Co	99012940762006	300 Victoria Ter, Ridgefield, NJ $300,000 Building $110,000 Contents $5,000 Deductible

4 of 10

Policy Summary
Allied Holdings, Inc. and Subsidiaries
As of March 31, 2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Flood	4/16/2006	4/16/2007	Hartford Fire Insurance Co	87019325452006	999 Wagner Rd, Petersburg, VA $99,200 Building $60,000 Contents $5,000 Deductible each

Storage Tank Liability — Florida	1/20/2007	1/20/2008	Commerce & Industry	FPL7508817 Limit of Liability	$1,000,000 Each Incident $2,000,000 Aggregate Site and Tank Specific See schedule Claims Made

				Deductible	$5,000 Each Incident

				Exclusions and Conditions	Per Policy Form

Storage Tank Liability	3/15/2007	3/15/2008	Illinois Union Insurance Company Site and Tank Specific See schedule	Claims Made Policy Limit of Liability TSP G21839917 002	$1,000,000 Per Storage Tank Incident Limit (UST’s)
$1,000,000 Per Storage Tank Incident Limit (AST’s)
$2,000,000 Annual Aggregate (UST’s)
$2,000,000 Annual Aggregate (AST’s)
$4,000,000 Aggregate Total Limit (UST & AST’s — exclusive of Legal Defense
$2,000,00 Aggregate Legal Defense Expense Limit

				Deductible	$25,000 Each Claim

				Exclusions and Conditions	Per Policy Form

Commercial General Liability	1/1/2007	1/1/2008	American Home Assurance Co	GL 1738161	Bodily Injury and Property Damage Combined
$5,000,000 Per Location Aggregate General Aggregate
$5,000,000 Products/Completed Operations Aggregate
$5,000,000 Personal and Advertising Injury
$5,000,000 Each Occurrence
$100,000 Damage to Premises Rented

				Deductible	Guaranteed Cost

				Exclusions and Conditions	Per Policy Form

5 of 10

Policy Summary
Allied Holdings, Inc. and Subsidiaries
As of March 31, 2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Commercial Automobile Liability	1/1/2007	1/1/2008	American Home Assurance Co American Home Assurance Co American Home Assurance Co	CA 9799324 CA 9799325 CA 9799326	Bodily Injury and Property Damage Combined Single Limit $5,000,000 Any One Accident

				Deductible	$1,000,000 Per Accident Applicable to tractor/trailer units, service and commercial and service units, rigs

				Exclusions and Conditions	Per Policy Form

6 of 10

Policy Summary
Allied Holdings, Inc. and Subsidiaries
As of March 31, 2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Workers Compensation	1/1/2007	1/1/2008	New Hampshire Insurance Company	WC 1180883 WC 1181084	Workers Compensation Statutory Employers Liability
			American Home insurance Co Commerce & Industry	WC 1180884 WC 1180930	Bodily Injury By Accident Bodily Injury By Disease Bodily Injury By Disease		$5,000,000 Each Accident $5,000,000 Each Employee $5,000,000 Policy Limit

			National Union Fire Insurance Company	WC 1180931 WC 1180932 WC 1180961	For Self-Insured States the Statutory Benefit and Employers Liability Limit is subject to the self-insured retentions indicated below

				Deductibles	Guaranteed Cost All States except ND, WA, WV, WY and states in which Self Insurance has been approved

				Self-Insured	States in which Self Insurance has been approved:
				Retention	Florida	$400,000	Georgia	$500,000
					Missouri	$500,000	Ohio	$350,000

7 of 10

Policy Summary
Allied Holdings, Inc. and Subsidiaries
As of March 31, 2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Excess Liability	10/1/2006	10/1/2007	Axis Specialty Insurance Company	AAU721813012006	$5,000,000 Annual Aggregate Excess of Underlying Policy $5,000,000 Each Occurrence Excess of Underlying Policy

				Exclusions and Conditions	Per Policy Form

Excess Liability	10/1/2006	10/1/2007	XL London Ltd. & AWAC (US) 50% / 50% Quota Share	NO6QA11600 & AW7184102	$10,000,000 Annual Aggregate Excess of $5,000,000 Excess of Primary $10,000,000 Each Occurrence Excess of $5,000,000 Excess of Primary

				Exclusions and Conditions	Per Policy Form

Excess Liability	10/1/2006	10/1/2007	XL London	NO6QA11620	$5,000,000 Annual Aggregate Excess of $10,000,000 Excess of $5,000,000 excess of Primary

				Exclusions and Conditions	Per Policy Form

Excess Liability	10/1/2006	10/1/2007	Gerling Konzern, XL London, Liberty International XL Dublin and Swiss Re	NO6QA11650 NO6QA11950 NO6QA11930	$125,000,000 Annual Aggregate Excess of $20,000,000 $125,000,000 Each Occurrence Excess of $20,000,000

				Exclusions and Conditions	Per Policy Form

Punitive Damages Excess Liability	10/1/2006	10/1/2007	AWAC 50% Quota Share	C006299/001	$10,000,000 Aggregate $10,000,000 Each Occurrence or Offense $10,000,000 Attachment Amount

8 of 10

Policy Summary
Allied Holdings, Inc. and Subsidiaries
As of March 31, 2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Directors & Officers Liability	10/1/2006	10/1/2007	Lexington Insurance Company	1950104	$25,000,000 For any one Claim and Aggregate Side A Cover Excess of $25,000,000 Side A and B Sublimit for Coverage B Organization $25,000,000

Excess Directors & Officers	10/1/2006	10/1/2007	XL Specialty Insurance Company	ELU094462-06	$25,000,000 For any one Claim and Aggregate Follow Form Side A Excess DIC D&O

				Deductible	$2,000,000 Each Loss Securities Claims
$2,000,000 Each Loss Employment Practices Claims
$2,000,000 Each Loss Other Claims

				Crisis Fund	$75,000 Crisis Loss
$25,000 Delisting Crisis Loss

				Exclusions/Conditions	Per Policy Form

Crime	10/31/2006	10/1/2007	Lexington Insurance Company	1950108	$1,000,000 Each Loss Total Blanket Limit Excess of each Loss $10,000

				Exclusions and	Per Policy Form
Conditions

Employment Practices Liability	10/31/2006	10/1/2007	Lexington Insurance Company	1950105	$10,000,000 For any one Claim and Aggregate (including defense cost)
Policy Excess for each claim $250,000

				Exclusions and	Per Policy Form
Conditions

9 of 10

Policy Summary
Allied Holdings, Inc. and Subsidiaries
As of March 31, 2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Special Accident	10/31/2006	10/1/2007	Lexington Insurance Company	37000691	$10,000,000 / $5,000,000
Fiduciary	10/31/2006	10/1/2007	Lexington Insurance Company	1950107	$10,000,000 Each Claim Total Limit and Aggregate (Including Defense)

				Retention	$100,000 Each Claim

				Exclusions and Conditions	Per Policy Form

Chaplains Counseling Liability	10/31/2006	10/1/2007	Lexington Insurance Company	1950106	$1,000,000 Each Claim and Aggregate (Including Defense)

				Retention	$50,000 Each Wrongful act in excess of deductible

				Exclusions and Conditions	Per Policy Form

Punitive Wrap	10/31/2006	10/1/2007	Starr Excess International	5140107	Employment Practices $10,000,000

Punitive Wrap	10/31/2006	10/1/2007	Starr Excess International	5140108	Directors & Officers $25,000,000

				Exclusions and Conditions	Per Policy Form

10 of 10

Policy Summary
Allied Systems (Canada) Company
And Axis Canada Company
As of March 31, 2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Automobile Allied Systems (Canada) Co. And Axis Canada Company	1/1/2007	1/1/2008	American Home Assurance Co	RMBA 265 17 34	$2,500,000 Per Occurrence Statutory Accident Benefits Bodily Injury and Property Damage and Direct Compensation

				Deductibles	$500,000 Per Occurrence Property Damage, Bodily Injury Direct Comp, Accident Benefits All Losses All Perils

				Exclusions and Conditions	Per Policy Form

Garage Automobile Liability Allied Systems (Canada) Co. And Axis Canada Company	1/1/2007	1/1/2008	American Home Assurance Co	RMBA 265 17 35	$2,500,000 Per Occurrence Third Party Liability Accident Benefits, Uninsured and Underinsured Motorist, Direct Compensation Property

Garage Automobile Physical Damage Allied Systems (Canada) Co. And Axis Canada Company	1/1/2007	1/1/2008	American Home Assurance Co	Deductible Exclusions and Conditions RMBA 265 17 35	$500,000 Per Occurrence All Perils for all vehicles Per Policy Form $125,000 Per Occurrence Comprehensive or Collision Damage to Customer’s Vehicles

				Deductible	$40,000 Per Occurrence Comprehensive or Collision Damage to Customer’s Vehicles

				Exclusions and Conditions	Per Policy Form

1 of 5

Policy Summary
Allied Systems (Canada) Company
And Axis Canada Company
As of March 31, 2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Commercial General Liability Allied Systems (Canada) Co.	1/1/2007	1/1/2008	American Home Assurance Co.	RMGL 2507374	$2,500,000 Per Occurrence Bodily Injury, Personal Injury, Property Damage
And					$2,500,000 Aggregate Products/Completed Operations
Axis Canada Company					$2,500,000 Personal & Advertising Injury
$2,500,000 Tenants Legal Liability — All Risk
$2,500,000 Employer’s Liability Limit
$50,000 Per Occurrence SEF 94 Legal Liability for Damage to Hired Automobiles
$25,000 Medical Payments Limit (per accident)
$5,000 Medical Payments Limit (per person)

				Self Insured Retention	$25,000 Per Occurrence Bodily Injury and Property Damage except
$2,500 SEF 94 Legal Liability for Damage to Hired Autos

				Exclusions and Conditions	Per Policy Form

Umbrella Allied Systems (Canada) Co. And Axis Canada Company	1/1/2007	1/1/2008	Elloitt Special Risk Temple Insurance Company Scottish & York Insurance Co. Limited Employers Reinsurance Corporation Lloyd’s of London	EXT 30651	$4,000,000 Per Occurrence Excess of various underlying coverage, follow form underlying coverage

				Underlying	RMBA 2651734
RMBA 2651735
RMGL 2507374

				Self Insured Retention	$10,000 Self Insured Retention Applicable on Drop Down

				Exclusions and Conditions	Per Policy Form

2 of 5

Policy Summary
Allied Systems (Canada) Company
And Axis Canada Company
As of March 31,2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Property Allied Systems (Canada) Co. And Axis Canada Company	1/1/2007	1/1/2008	American Home Assurance Co.	5755377	$6,000,000 Per Occurrence Property “All Risk”

$1,000,000 Extra Expense

				Deductible	$10,000 Per Occurrence Property “All Risk”

$10,000 Extra Expense

$100,000 per Occurrence Any one loss with respect to the peril of Flood Earthquake BC & PQ 5% of TIV subject to minimum of $250,000 Earthquake Elsewhere 3% of TIV subject to minimum of $100,000

				Valuation	Replacement Cost

				Exclusions and Conditions	Per Policy Form

Cargo Allied Systems (Canada) Co.	1/1/2007	1/1/2008	American Home Assurance Co	5755376	$5,000,000 At Specified Locations

$1,000,000 Any Newly Acquired Terminal Locations up to 30 Days

$250,000 Per Occurrence Any one Cargo carrying vehicle

				Self Insured Retention	$250,000 Per Occurrence (Does Not reduce policy Limit)

				Exclusions and Conditions	Per Policy Form

3 of 5

Policy Summary
Allied Systems (Canada) Company
And Axis Canada Company
As of March 31,2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Boiler & Machinery Allied Systems (Canada) Co. And Axis Canada Company	1/1/2007	1/1/2008	Royal and Sun Alliance	EBI023133836	$6,000,000 Per Accident Combined Property Damage/Business Interruption

				Sublimit	Expediting Expenses to policy limit $250,000 Water Damage $250,000 Ammonia Contamination $250,000 Hazardous contamination

				Deductible	$1,000 Per Accident Property Damage

24 Hour Per Accident Waiting Period — Business Interruption

				Exclusions and Conditions	Per Policy Form

Environmental Impairment Liability Allied Systems (Canada) Co.	1/1/2007	1/1/2008	AIG Environmental	PLS 8087571	$1,000,000 Each Incident/Aggregate

				Deductible	$50,000

Coverage Sections	A On-Site Clean-up of Pre-existing Conditions
B On-Site Clean-up of New Conditions
C Third Party Claims for On-Site Bodily Injury and Property Damage
D Third Party Claims for Off-Site Clean-up Resulting From Pre-existing Conditions
E Third Party Claims for Off-Site Clean-up Resulting From New Conditions
F Third Party Claims for Off-Site Bodily Injury and Property Damage
I Pollution Conditions Resulting From Transported Cargo

				Exclusions and Conditions	Per Policy Form

4 of 5

Policy Summary
Allied Systems (Canada) Company
And Axis Canada Company
As of March 31,2007

	Effective	Expiration		Policy
Coverage	Date	Date	Insurer	Number	Summary
Terrorism Allied Systems (Canada) Co. And Axis Canada Company	1/1/2007	1/1/2008	Lloyds of London	B0509 DU270506 PXO16507	CAD $17,751,120 Each Occurrence CAD $17,751,120 Annual Aggregate

				Deductible	CAD $50,000 Per Occurrence — Property Damage

				Exclusions and Conditions	Per Policy Form

5 of 5

10. Attachment 8 — Significant Developments

Allied Holding, Inc., et al
Case No.’s 05-12515, 05-12516, 05-12517, 05-12518, 05-12519, 05-12520, 05-12521, 05-12522, 05-12523, 05-12524, 05-12525, 05-12526, 05-12528, 05-12529, 05-12530, 05- 12531, 05-12532, 05-12533, 05-12534, 05-12535, 05-12536, 05-12537
ATTACHMENT 8
SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
Reporting Period March 1, 2007 to March 31, 2007:
On March 30, 2007, the Debtor entered into a new financing agreement arranged by an affiliate of Goldman Sachs & Co. (the “New DIP Facility”), which provides financing of up to $315 million. The New DIP Facility, which was amended in April 2007, replaced the Original DIP Facility and subject to satisfaction of certain conditions, including confirmation of the Disclosure Statement for the Joint Plan of Reorganization, the New DIP Facility may be converted to a senior secured credit facility upon the Debtor’s emergence from Chapter 11. To the extent that the New DIP Facility is converted to a post-bankruptcy senior secured credit facility, such facility will mature five years after the effective date of the ultimate plan of reorganization. If the conditions for conversion of the New DIP Facility are not satisfied or if the Debtor does not exercise its option to convert the New DIP Facility to a post-bankruptcy secured credit facility upon successful emergence from bankruptcy, the New DIP Facility will mature on the earlier of (i) September 30, 2007 and (ii) the effective date of a plan of reorganization or the Debtor’s emergence from Chapter 11. The New DIP Facility includes a $230 million secured term loan facility, a $50 million synthetic senior letter of credit facility and a $35 million senior secured revolving credit facility, which includes a swing-line credit commitment of $10 million. Proceeds from the New DIP Facility of $205 million at March 30, 2007 were used to repay all amounts outstanding under the Original DIP Facility and to pay associated fees. The excess of over $20 million is reflected in cash and cash equivalents as of March 31, 2007 and has been invested in overnight repurchase agreements since that time. In connection with the termination of the Original DIP Facility and the funding of the New DIP Facility, the Company paid fees of approximately $9.4 million, $1.3 million of which related to termination of the Original DIP Facility and $8.1 million of which related to the New DIP Facility. The fees relating to the Original DIP Facility were charged to interest expense in March as part of the extinguishment of the debt while the fees relating to the New DIP Facility will be deferred and amortized through September 30, 2007.
The interest rates on the term loans in the New DIP Facility may vary based on either the Base Rate plus 2.50%, or Adjusted Eurodollar Rate plus 3.50%. The interest rate on the New Revolver may vary based on either the Base Rate plus 1% or Adjusted Eurodollar rate plus 2%. The swing line loans bear interest at the Base Rate plus 1.0%. Base Rate means, for any day, a rate per annum equal to the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. The Adjusted Eurodollar Rate means any Eurodollar rate Loan adjusted for any reserve requirement as regulations may be issued from time to time by the Board of Governors of the Federal Reserve System. In addition, the Debtor will be charged a participation fee pursuant to the letter of credit facility equal to approximately 3.80% per annum of the amount of the synthetic letter of credit facility plus a fronting fee of 0.55% of the average daily maximum amount available to be drawn under letters of credit issued under the synthetic letter of credit facility. The Debtor also will be obligated to pay a commitment fee equal to 0.375% per annum times the daily average undrawn portion of the New Revolver and a commitment fee of 1.75% per annum times the daily average undrawn portion of the term loan facility.
The New DIP Facility includes customary affirmative, negative, and financial covenants binding on the Company, including delivery of financial statements and other reports, maintenance of existence, and anti-hoarding of cash. The negative covenants limit the ability of the Company to, among other things, incur debt, incur liens, make investments, sell assets, or declare or pay any dividends on its capital stock. The financial covenants included in the New DIP Facility limit the amount of annual capital expenditures, set forth a maximum total leverage ratio for the Debtor and minimum interest coverage ratio, and require the Debtor to maintain minimum consolidated earnings before interest, taxes, depreciation and amortization, In addition, the New DIP Facility requires mandatory prepayment with the net cash proceeds from certain asset sales, equity offerings, and any insurance proceeds received by the Debtor.
The New DIP Facility includes customary events of default including events of default related to (i) failure to make payments when due under the New DIP Facility, (ii) failure to comply with the financial covenants set forth in the New DIP Facility, (hi) defaults under other agreements or instruments of indebtedness, (iv) the conversion of the Chapter 11 Cases to a chapter 7 case or appointment of a Chapter 11 trustee with enlarged powers, (v) the granting of certain other super-priority administrative expense claims or non-permitted liens or the invalidity of liens securing the New DIP Facility, (vi) the stay, amendment or reversal of the Bankruptcy Court orders approving the New DIP Facility, (vii) the confirmation of a plan of reorganization or entry of a dismissal order which does not provide for payment in full of the New DIP Facility, or (viii) the granting of relief from the automatic stay to holders of security interests in assets of the Company with a book value in excess of $1 million that would have a material adverse effect on the Company or (ix) following emergence from bankruptcy, the failure of Yucaipa American Alliance Fund I, L.P. and Yucaipa American Alliance (Parallel) Fund I, L.P. to elect a majority of the board of directors of the Debtor.
Obligations under the New DIP Facility are secured by 100% of the capital stock of the Debtor’s domestic and Canadian subsidiaries, 65% of the capital stock of the Debtor’s direct foreign subsidiaries, all of the Debtor’s current and after-acquired personal and real property and all intercompany debt.
The obligations under the New DIP Facility are entitled to super-priority administrative expense claim status under the Bankruptcy Code. The New DIP Facility will generally permit the ordinary course payment of professionals and administrative expenses prior to the occurrence of an event of default under the New DIP Facility or a default under the Bankruptcy Court orders approving the New DIP Facility.
The Debtors are aware of no other significant developments during this reporting period that are not adequately disclosed elsewhere in the Monthly Operating Reports for this reporting period.

11. Bank Account Balances

ALLIED HOLDINGS, INC.
Case No. 05-12515
BANK ACCOUNT BALANCES
Reporting Period March 1, 2007 to March 31, 2007

Bank	Account No.	Bank Balance
Bank of America	55149684	$—

Bank of America	9429147903	$—

Bank of America	9429019178	$146,068.00

Fidelity National Bank	62144	$—

Fidelity National Bank	59328	$12,637.60

LaSalle Bank	5800299454	$26,078,745.27

LaSalle Bank	5590056569	$—

LaSalle Bank	5590056577	$—

LaSalle Bank	5590056551	$—

LaSalle Bank	5590056544	$—

LaSalle Bank	5590056536	$—

JPMorganChase	904123677	$—

First Community Bank of Tifton	1900109	$—

Wachovia	2000129395131	$17,362.80